UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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[   ]     Preliminary Proxy Statement
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[   ]     Definitive Proxy Statement
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SUPER LEAGUE GAMING, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPER LEAGUE GAMING, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSfor the 2020 Annual Meeting of Stockholders of Super League Gaming, Inc. (the “Meeting”)
	DATE:	thursday, July 23, 2020
	TIME:	10:00 A.m. PDT
	LOCATION:	2906 COLORADO AVENUE, SANTA MONICA, CA 90404

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1 (866) 752-8683	FAX: Send this card to (202) 521-3464	INTERNET: https://www.iproxydirect.com/Slgg and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/slgg

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before July 9, 2020.

you may enter your voting instructions at https://www.iproxydirect.com/SLGG until 11:59 pm eastern time July 22, 2020.

The purposes of this meeting are as follows:

1. to elect the following six directors to our Board of Directors, each to serve until our next annual meeting of stockholders, unless the Classified Board Amendment (defined below) is approved by stockholders at the Meeting; Ann Hand, David Steigelfest, Jeff Gehl, Kristin Patrick, Michael Keller and Mark Jung.

2. to approve of an amendment to our Amended and Restated Certificate of Incorporation (our “Charter”) to classify our Board of Directors into three classes with staggered three-year terms (the “Classified Board Amendment”);

3. to approve of an amendment to the Super League Gaming, Inc. Amended and Restated 2014 Stock Option and Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock available for issuance under the 2014 Plan by 750,000 shares; and

4. to ratify the appointment of Squar Milner LLP as our independent auditors for the year ending December 31, 2020.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on may 27, 2020 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘FOR’ each of the Director Nominees identified in Proposal No. 1, and ‘FOR’ all other proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

FIRST-CLASS MAIL
US POSTAGE
PAID
RALEIGH NC
PERMIT # 870

Super League Gaming, Inc.
SHAREHOLDER SERVICES
1Glennwood Avenue Suite 1001
Raleigh, NC 27603

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT